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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                        Date of Report: January 28, 1999



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                No. 1-303                 31-0345740
(State or other jurisdiction      (Commission File           (IRS Employer
of incorporation)                  Number)                   Number)

1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000


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Item 5.           Other Events
-------           ------------

                  On January 28, 1999, the Company released its earnings for the Fourth Quarter and Fiscal Year 1998 in the form attached hereto as Exhibit 99.1.


Item 7.           Financial Statements and Exhibits
-------           ---------------------------------

                  (c)      Exhibits

                           99.1 Other Exhibits--Earnings Release for Fourth Quarter and Fiscal Year 1998


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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          THE KROGER CO.


January 28, 1999                          By: /s/ Paul W. Heldman
                                             -----------------------------------
                                                Paul W. Heldman
                                                Senior Vice President, Secretary
                                                  and General Counsel





















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                                  EXHIBIT INDEX
                                  -------------


Exhibit
-------

99.1              Other Exhibits--Earnings Release for Fourth Quarter and
                  Fiscal Year 1998